UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2008
First Horizon National Corporation
(Exact name of registrant as specified in its charter)

TN	001-15185	62-0803242
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

165 Madison Avenue
Memphis, TN	38103
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: FORM OF CERTIFICATE FOR COMMON STOCK
EX-99.1: OPINION OF CHARLES T. TUGGLE, JR.

Item 8.01. Other Events.
     On May 2, 2008, First Horizon National Corporation (“First Horizon”) completed the issuance and sale of 69,000,000 shares (the “Shares”) of its common stock, par value $0.625 per share (the “Common Stock”), pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated April 28, 2008, between First Horizon, on the one hand, and Goldman, Sachs & Co., UBS Securities LLC and FTN Midwest Securities Corp., on the other hand. The sale of the Common Stock was made pursuant to First Horizon’s Registration Statement on Form S-3 (File No. 333-150448) filed with the Securities and Exchange Commission (the “Registration Statement”).
     A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorpoated by reference herein. A copy of the form of certificate for Common Stock, is attached as Exhibit 4.1 and is incorporated by reference herein. The Opinion and consent of Charles T. Tuggle, Jr. as to the validity of the Shares is attached as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit #	Description

1.1	Underwriting Agreement, dated April 28, 2008, between First Horizon, on the one hand, and Goldman, Sachs & Co., UBS Securities LLC and FTN Midwest Securities Corp., one the other hand, relating to the purchase of First Horizon’s Common Stock.

4.1	Form of Certificate for Common Stock.

99.1	Opinion of Charles T. Tuggle, Jr. as to the validity of the Shares, to become Exhibit 5.1 to the Registration Statement, including the consent of Charles T. Tuggle, Jr., to become Exhibit 23.1 to the Registration Statement.
In the agreement filed as Exhibit 1.1, each party makes representations and warranties to other parties. Those representations and warranties are made only to and for the benefit of the respective other parties in the context of a business contract. They are subject to contractual materiality standards. Exceptions to such representations and warranties may be partially or fully waived by such parties in their discretion. No such representation or warranty may be relied upon by any other person for any purpose.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation (Registrant)

By:	/s/ D. Bryan Jordan

Name:	D. Bryan Jordan
Title:	Executive Vice President and Chief Financial Officer
Date: May 2, 2008

EXHIBIT INDEX

1.1	Underwriting Agreement, dated April 28, 2008, between First Horizon, on the one hand, and Goldman, Sachs & Co., UBS Securities LLC and FTN Midwest Securities Corp., one the other hand, relating to the purchase of First Horizon’s Common Stock.

4.1	Form of Certificate for Common Stock.

99.1	Opinion of Charles T. Tuggle, Jr. as to the validity of the Shares, to become Exhibit 5.1 to the Registration Statement, including the consent of Charles T. Tuggle, Jr., to become Exhibit 23.1 to the Registration Statement.
In the agreement filed as Exhibit 1.1, each party makes representations and warranties to other parties. Those representations and warranties are made only to and for the benefit of the respective other parties in the context of a business contract. They are subject to contractual materiality standards. Exceptions to such representations and warranties may be partially or fully waived by such parties in their discretion. No such representation or warranty may be relied upon by any other person for any purpose.